                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, Philip F. Anschutz, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                             /s/ Philip F. Anschutz
                                             ----------------------
                                             Philip F. Anschutz

                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, Robert P. Bauman, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                           /s/ Robert P. Bauman
                                           --------------------
                                           Robert P. Bauman

                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, Richard B. Cheney, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                               /s/ Richard B. Cheney
                                               ---------------------
                                               Richard B. Cheney

                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, E. Virgil Conway, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                           /s/ E. Virgil Conway
                                           --------------------
                                           E. Virgil Conway

                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, Thomas J. Donohue, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                            /s/ Thomas J. Donohue
                                            ---------------------
                                            Thomas J. Donohue

                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, Ivor J. Evans, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                             /s/ Ivor J. Evans
                                             -----------------
                                             Ivor J. Evans

                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, Elbridge T. Gerry, Jr., a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                           /s/ Elbridge T. Gerry, Jr.
                                           --------------------------
                                           Elbridge T. Gerry, Jr.

                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, William H. Gray, III, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                          /s/ William H. Gray, III
                                          ------------------------
                                          William H. Gray, III

                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, Judith Richards Hope, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                           /s/ Judith Richards Hope
                                           ------------------------
                                           Judith Richards Hope

                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, Richard J. Mahoney, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                             /s/ Richard J. Mahoney
                                             ----------------------
                                             Richard J. Mahoney

                                                                      EXHIBIT 24


                            UNION PACIFIC CORPORATION

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT THAT I, Richard D. Simmons, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, relating to the unfunded, unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of September 30, 1999.



                                            /s/ Richard D. Simmons
                                            ----------------------
                                            Richard D. Simmons